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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) - July 3, 2007

                       COMMISSION FILE NUMBER: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
             (Exact name of registrant as specified in its charter)

            CALIFORNIA                                 33-0230641
     (State or jurisdiction of              (IRS Employer Identification No.)
   incorporation or organization)

                             30021 TOMAS, SUITE 200
                    RANCHO SANTA MARGARITA, CALIFORNIA 92688
          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                           RG GLOBAL LIFESTYLES, INC.

ITEM 8.01   OTHER ITEMS

On July 3, 2007, defendants RG Global Lifestyles, Inc. ("RGBL") and its subsidiary Aquair, Inc. ("Aquair") entered into a settlement agreement with plaintiff Atmospheric Water Technologies, Inc. in the Orange County Superior Court Case No. 05CC09548. Under the terms of the settlement, (i) all parties will be released from liability, (ii) RGBL and Aquair, as well as RGBL's late Chairman and CEO Louis Knickerbocker, will be dismissed with prejudice from the lawsuit, (iii) plaintiff will issue a press release announcing the dismissal of the case, and (iv) RGBL, through its insurer, will pay $15,000 to plaintiff.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: July 3, 2007                            RG GLOBAL LIFESTYLES, INC.


                                              By: /s/ Grant King
                                                  ---------------------------
                                                  Grant King
                                                  Chief Executive Officer